EXHIBIT 24

POWER OF ATTORNEY

The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 26, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 25, 2001

/S/ PAULINE LO ALKER
(Signature)

Pauline Lo Alker

POWER OF ATTORNEY

The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 26, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 27, 2001

/S/ A. GARY AMES

A. Gary Ames

POWER OF ATTORNEY

The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 26, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 26, 2001

/S/ GERRY B. CAMERON
(Signature)

Gerry B. Cameron

POWER OF ATTORNEY

The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 26, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 26, 2001

/S/ D. CAMPBELL
(Signature)

David N. Campbell

POWER OF ATTORNEY

The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 26, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 26, 2001

/S/ PAUL C. ELY, JR.
(Signature)

Paul C. Ely, Jr.

POWER OF ATTORNEY

The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 26, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 25, 2001

/S/ FRANK C. GILL
(Signature)

Frank C. Gill

POWER OF ATTORNEY

The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 26, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 26, 2001

/S/ MERRILL A. McPEAK
(Signature)
Merrill A. (Tony) McPeak

POWER OF ATTORNEY

The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 26, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 26, 2001

/S/ J.J. MEYER
(Signature)

Jerome J. Meyer

POWER OF ATTORNEY

The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 26, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 26, 2001

/S/ RALPH V. WHITWORTH
(Signature)

Ralph V. Whitworth

POWER OF ATTORNEY

The undersigned constitutes and appoints RICHARD H. WILLS, COLIN L. SLADE and JAMES F. DALTON and each of them, as the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 26, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 26, 2001

/S/ RICHARD H. WILLS
(Signature)

Richard H. Wills